EXHIBIT 10(az)

Confidential Treatment Requested as to certain information contained in this Exhibit and filed separately with the Securities and Exchange Commission.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT                 Page 1 of 1 Pages

1.CONTRACT ID CODE

2.AMENDMENT MODIFICATION NO.
MOD05

3.EFFECTIVE DATE
6/15/10

4.REQUISITION/PURCHASE REQ. NO.

5.PROJECT NO. (if applicable)

6.ISSUED BYCODE
FEDERAL PRISON INDUSTRIES, UNICOR
400 FIRST STREET, N.W.
WASHINGTON, DC  20534
ATTN:  Staci Card, Contract Specialist

7.ADMINISTERED BY (if other than Item 6)CODE
SEE BLOCK 6.

8.NAME AND ADDRESS OF CONTRACTOR (No., street, country, State and Zip Code)
Spire Corporation
One Patriots Park
Bedford, MA  01730
ATTN:  ***

CODEFACILITY CODE

9A.AMENDMENT OF SOLICITATION NO.
[X]

9B.DATED (SEE ITEM 11)

10A.MODIFICATION OF CONTRACT/ORDER NO.
DJU4600003478

10B.DATED (SEE ITEM 13)
11/28/08

11.THIS ITEM ONLY APPLIES TO AMENDMENT OF SOLICITATIONS

This above numbered solicitation is amended as set forth in Item 14.  The hour and the date specified for receipt of Offers [  ] is extended, [X] is not extended.

Offers must acknowledge receipt of this amendment prior to the hour and date specified in the solicitation or as amended, by one of the following methods: (a) By completing Items 8 and 15, and returning       copies of the amendment; (b) By acknowledging receipt of this amendment on each copy of the offer submitted; or (c) By separate letter or telegram which includes a reference to the solicitation and amendment number, FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THE RECEIPT OF OFFERS PRIOR TO THE HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER.  If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.

12.ACCOUNTING AND APPROPRIATION DATA (if required)

13.THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACTS/ORDERS, IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.

[x]A.THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.

[  ]B.THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, Appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103 (b).

[  ]C.THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF:

[  ]D.OTHER (Specify type of modification and authority)

  E.      IMPORTANT:  Contractor [  ] is not, [X] is required to sign this document and return 1 copies to the issuing office.

14.DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.)

The contract identified in block 10a is hereby modified as follows:

The delivery schedule for the remainder of 2010 will be as follows:
JULY- ***, August- ***, September- ***, October- ***, November- ***, December- ***.

The cell volumes stated for the months shown in this delivery schedule are target volumes.  Contractor is permitted to deliver less than the stated volume depending upon the availability of cell supply.  For the six-month period beginning 1 July 2010 Contractor will:
a.	deliver no more cell volume than the aggregate total represented by this target delivery schedule for this six-month period;
b.
deliver no more cell volume for any single month than is stated for that month in the target delivery schedule, UNLESS such additional volume above that stated for the subject month includes product undelivered from earlier months within the period after 1 July 2010.  In such cases, the added volume may be delivered as a separate shipment

c.	inform FPI/UNICOR as soon as possible what cell volume will be shipped to it for each month.

The remaining *** for 2010 will be delivered in January 2011 at the 2010 price of ***.

As provided, all other terms and conditions remain unchanged.

15A.NAME AND TITLE OF SIGNER (Type or print)
Michael W. O’Dougherty, Manager of Contracts

15B.CONTRACTOR/OFFEROR      15C.DATE SIGNED
/s/ Michael W. O’Dougherty         5 AUG ‘10
-----------------------------------------------------
(Signature of the person authorized to sign)

16A.NAME AND TITLE OF CONTRACTING OFFICER (Type or print)
Staci Card, Contract Specialist

16B.UNITED STATES OF AMERICA16C.DATE SIGNED
BY/s/ Staci Card                    8/12/10
---------------------------------------------------
(Signature of contracting officer)

NSN 7540-01-152-8070   30-105STANDARD FORM 30 (REV. 10-83)
PREVIOUS EDITION UNUSABLE   Prescribed by GSA
                        FAR(48 CFR) 53.243

*** Represents text omitted pursuant to a request for confidential treatment.  The omitted material has been filed separately with the Securities and Exchange Commission.